HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042          HV-5776 - PremierSolutions Cornerstone

333-72042          HV-6775 - PremierSolutions Cornerstone (Series II)

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Supplement dated October 5, 2010 to your Prospectus

FUND NAME CHANGE

MSIF EQUITY GROWTH PORTFOLIO - CLASS H

Effective at the close of business on October 8, 2010, the following name change is made to your Prospectus:

Old Name	New Name

MSIF Equity Growth Portfolio - Class H	MSIF Opportunity Portfolio - Class H

As a result of the change, all references to the Old Name in your Prospectus are deleted and replaced with the New Name.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.